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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                   PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 2000



                              WESTECH CAPITAL CORP.
             (Exact name of Registrant as specified in its Charter)

                                    NEW YORK
         (State or other jurisdiction of incorporation or organization)


          33-37534-NY                                    13-3577716
          -----------                                    ----------
    (Commission file number)                 (I.R.S. Employer Identification
                                                          Number)


     2700 Via Fortuna, Suite 400,
             Austin, Texas                                 78746
             -------------                                 ------
(Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (512) 306-8222


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS.

         On December 13, 2000, Westech Capital Corp. (the "COMPANY") accepted the resignation of Jay W. Van Ert, the President of the Company, Tejas Securities Group Holding Company ("TEJAS HOLDING") and Tejas Securities Group, Inc. ("TEJAS"). Mr. Van Ert's resignation was not a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Van Ert will continue to work for the Company, but will focus his efforts on increasing commission revenues. Charles H. Mayer, the Company's Chief Operating Officer and a member of the Board of Directors, was appointed the President of the Company, Tejas Holding and Tejas on December 13, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 19, 2000                          WESTECH CAPITAL CORP.


                                           By:    /s/ CHARLES H. MAYER
                                                 -------------------------------
                                                 Charles H. Mayer
                                                 President


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